INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of income tax [Abstract]
Disclosure of major components of tax expense
Income tax expense for each of the years presented is as follows:

	Year ended December 31,
	2018	2017	2016

Current tax	(588,773)	(450,384)	(394,045)
Effect of changes in tax law (1)	(28,596)	—	—

Deferred tax (Note 20)
Deferred tax	232,485	106,047	(16,821)
Effect of changes in tax law (1)	—	7,455	2,028
Withholding tax on dividend distributions (2)	—	—	(2,690)
Recovery of income tax (3)	15,449	—	—

Income tax expense	(369,435)	(336,882)	(411,528)
(1) For 2018, it includes mainly the option exercised by the Company of the asset revaluation for tax purpose in Argentina, for which an amount of $28.6 millions was included. The option was formally presented on March 28, 2019. For 2017, it includes the effects of the Argentine tax reform, which became effective starting January 1, 2018, including a reduction in the corporate income tax rate from 35% to 30% during the first two years (i.e., fiscal years starting on or after January 1, 2018 until December 31, 2019, inclusive) and to 25% going forward. Also, a one-time tax on an asset revaluation for tax purposes was approved.
It also includes the effects of the U.S. tax reform, which among other provisions, reduced the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018. This required a revaluation of the deferred tax assets and liabilities and certain current tax payables to the newly enacted tax rates at the date of enactment. Consequently, the Company has recorded a net adjustment to deferred income tax benefit of $5.2 million for the year ended December 31, 2017.
For 2016 , it includes mainly the effects of the Colombian tax rate reform which introduced an increase from 39% to 40% in 2016, 42% in 2017, 43% in 2018 and of the Mexican mining tax.
(2) It includes the 10% withholding tax on dividend distributions made by Argentine companies to foreign beneficiaries since 2013.
(3) It includes the recovery of tax credits in Ternium Brasil Ltda.

Schedule of effective income tax rate reconciliation
Income tax expense for the years ended December 31, 2018, 2017 and 2016 differed from the amount computed by applying the statutory income tax rate in force in each country in which the company operates to pre-tax income as a result of the following:

	Year ended December 31,
	2018	2017	2016

Income before income tax	2,031,567	1,359,809	1,118,457

Income tax expense at statutory tax rate	(604,493)	(387,666)	(324,592)
Non taxable income	102,870	16,232	606
Non deductible expenses	(16,201)	(24,070)	(5,838)
Effect of currency translation on tax base (1)	161,536	51,167	(81,042)
Recovery of income tax	15,449	—	—
Withholding tax on dividend distributions	—	—	(2,690)
Effect of changes in tax law	(28,596)	7,455	2,028

Income tax expense	(369,435)	(336,882)	(411,528)
(1) Ternium applies the liability method to recognize deferred income tax on temporary differences between the tax bases of assets and their carrying amounts in the financial statements. By application of this method, Ternium recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax basis in subsidiaries, which have a functional currency different to their local currency, mainly Mexico.